UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K
                              CURRENT REPORT



   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                      Date of Report:  July 14, 1998
                     (Date of earliest event reported)




                             INTEL CORPORATION
           (Exact name of Registrant as specified in its charter)



           Delaware                     0-6217                 94-1672743
           --------                     ------                 ----------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       file number)         Identification No.)




2200 Mission College Boulevard, Santa Clara, California          95052-8119
-------------------------------------------------------          ----------
   (Address of principal executive offices)                      (Zip Code)



                               (408) 765-8080
                               --------------
            (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

    5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended June 27, 1998 and forward-looking statements relating to 1998, the 3rd Quarter of 1998 and the 2nd Half of 1998, as presented in a press release of July 14, 1998.






ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

    (c)   Exhibits

          99.1 Financial information for Intel Corporation for the quarter ended June 27, 1998 and forward-looking statements relating to 1998, the 3rd Quarter of 1998 and the 2nd Half of 1998.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEL CORPORATION
                                             (Registrant)





Date:     July 14, 1998                  By:  /s/ Andy D. Bryant
                                              ------------------
                                              Andy D. Bryant
                                              Vice President, Chief Financial
                                              Officer and Principal Accounting
                                              Officer